FOR IMMEDIATE RELEASE

DUFF & PHELPS REPORTS
THIRD QUARTER 2010 RESULTS
AND DECLARES QUARTERLY DIVIDEND

HIGHLIGHTS:

-	Quarterly revenues of $86.8 million including reimbursable expenses and $84.4 million excluding reimbursable expenses
-	Adjusted EBITDA(1) of $12.2 million, representing a 14.5% margin
-	Adjusted Pro Forma Net Income (1) of $0.15 per share
-	Declares quarterly dividend of $0.06 per share of Class A common stock

NEW YORK, October 28, 2010 – Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced financial results for its third quarter of 2010 and declared a quarterly dividend.

Results
For the quarter ended September 30, 2010, Duff & Phelps generated revenues excluding reimbursable expenses of $84.4 million, compared to $93.2 million for the corresponding prior year quarter.  Adjusted EBITDA(1) for the quarter was $12.2 million, representing 14.5% of revenues excluding reimbursable expenses, compared to $16.5 million for the corresponding prior year quarter, representing 17.7% of revenues excluding reimbursable expenses.  Net income attributable to Duff & Phelps Corporation was $4.1 million, or $0.15 per share of Class A common stock on a fully diluted basis, compared to $3.5 million, or $0.14 for the corresponding prior year quarter.  Adjusted Pro Forma Net Income(1) was $5.7 million, or $0.15 per share on a fully exchanged, fully diluted basis, compared to $8.4 million, or $0.22 per share, for the corresponding prior year quarter.

For the nine months ended September 30, 2010, Duff & Phelps generated revenues excluding reimbursable expenses of $262.3 million, compared to $272.6 million for the corresponding prior year period.  Adjusted EBITDA(1) for the period was $42.4 million, representing 16.1% of revenues excluding reimbursable expenses, compared to $48.5 million for the corresponding prior year period, representing 17.8% of revenues excluding reimbursable expenses.  Adjusted EBITDA for the nine months ended September 30, 2010 excludes a $3.6 million charge related to the departure of our former president and one of our segment leaders(2).  Net income attributable to Duff & Phelps Corporation was $10.9 million, or $0.40 per share of Class A common stock on a fully diluted basis, compared to $7.0 million, or $0.35 for the corresponding prior year period.  Adjusted Pro Forma Net Income(1) was $20.2 million, or $0.52 per share on a fully exchanged, fully diluted basis, compared to $23.4 million, or $0.64 per share, for the corresponding prior year period.  Adjusted Pro Forma Net Income(1) per share excludes a $0.05 per share charge related to the departure of our former president and one of our segment leaders(2).

“During the third quarter, certain of our businesses experienced revenue challenges due to the recent economic environment and lower restructuring activity.  In addition, we faced a difficult year-over-year comparison given the significant revenue contribution of last year’s Lehman Examiner assignment,” said Noah Gottdiener, chief executive officer.  “Despite these challenges, we saw meaningful improvements in our M&A correlated businesses compared to last year.  Based on increased levels of transaction activity, we anticipate improved business performance in the fourth quarter, in particular from our M&A correlated businesses.”

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has declared a quarterly dividend of $0.06 per share on its outstanding Class A common stock.  The dividend is payable on December 3, 2010 to shareholders of record on November 23, 2010.

(1)	Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. See definitions and disclosures herein.

(2)
On April 22, 2010, the Company announced certain management changes related to the departure of our former president and one of our segment leaders.  The Company incurred a onetime charge associated with these changes of approximately $3.6 million in its second quarter of 2010 related to cash severance and the accounting impact of accelerated vesting of equity-based awards.  Of this amount, approximately $3.0 million primarily resulted from cash severance and a charge from the accelerated vesting of restricted stock awards which is added back to Adjusted EBITDA and Adjusted Pro Forma Net Income (as defined below).  The remaining approximately $0.5 million related to a charge from the accelerated vesting of Legacy Units and IPO Options, which is also added back to Adjusted EBITDA and Adjusted Pro Forma Net Income (as defined below) consistent with prior presentation.

FOR IMMEDIATE RELEASE

Earnings Call Webcast
As previously announced, Duff & Phelps will host a conference call today, October 28, 2010, at 5 p.m. EDT to discuss the Company’s financial results.  Interested parties can access the webcast for this call through http://ir.duffandphelps.com/.

About Duff & Phelps
As a leading global independent provider of financial advisory and investment banking services, Duff & Phelps delivers trusted advice to our clients principally in the areas of valuation, transactions, financial restructuring, dispute and taxation. Our world class capabilities and resources, combined with an agile and responsive delivery, distinguish our clients' experience in working with us. With offices in North America, Europe and Asia, Duff & Phelps is committed to fulfilling its mission to protect, recover and maximize value for its clients. Investment banking services in the United States are provided by Duff & Phelps Securities, LLC. Investment banking services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority. Investment banking services in France are provided by Duff & Phelps SAS. For more information, visit www.duffandphelps.com.  (NYSE: DUF)

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures.  We believe that Adjusted EBITDA provides a relevant and useful alternative measure of our ongoing profitability and performance, when viewed in conjunction with GAAP measures, as it adjusts net income or loss attributable to Duff & Phelps Corporation for (a) net income or loss attributable to noncontrolling interest, (b) provision for income taxes, (c) interest expense and depreciation and amortization (a significant portion of which relates to debt and capital investments that have been incurred as the result of acquisitions and investments in stand-alone infrastructure which we do not expect to incur at the same levels in the future), (d) equity-based compensation associated with the Legacy Units of D&P Acquisitions, a significant portion of which is due to certain onetime grants associated with acquisitions prior to our IPO, and options to purchase shares of the Company’s Class A common stock granted in connection with the IPO, (e) impairment charges, acquisition retention expenses and other merger and acquisition costs, which are generally non-recurring in nature or are related to deferred payments associated with prior acquisitions, and (f) costs incurred from the realignment of our senior management which are generally non-recurring in nature and primarily include cash severance and charges from the accounting impact of the acceleration of vesting of restricted stock awards.

Given the level of acquisition activity during the period prior to our IPO, and related capital investments and one time equity grants associated with acquisitions during the this period (which we do not expect to incur at the same levels post IPO) and the IPO, and our belief that, as a professional services organization, our operations are not capital intensive on an ongoing basis, we believe the Adjusted EBITDA measure, in addition to GAAP financial measures, provides a relevant and useful benchmark for investors, in order to assess our financial performance and comparability to other companies in our industry.  The Adjusted EBITDA measure is utilized by our senior management to evaluate our overall performance and operating expense characteristics and to compare our performance to that of certain of our competitors.  A measure similar to Adjusted EBITDA is the principal measure that determines the compensation of our senior management team.  In addition, a measure similar to Adjusted EBITDA is a key measure that determines compliance with certain financial covenants under our credit facility.  Management compensates for the inherent limitations associated with using the Adjusted EBITDA measure through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income or loss.  Furthermore, management also reviews GAAP measures, and evaluates individual measures that are not included in Adjusted EBITDA such as our level of capital expenditures, equity issuance and interest expense, among other measures.

FOR IMMEDIATE RELEASE

Adjusted EBITDA, as defined by the Company and reconciled below, consists of net income or loss attributable to Duff & Phelps Corporation before (a) net income or loss attributable to the noncontrolling interest, (b) provision for income taxes, (c) other expense/(income), net, (d) depreciation and amortization, (e) charges from impairment of intangible assets, (f) equity-based compensation associated with Legacy Units and IPO Options included in both compensation and benefits and in selling, general and administrative expenses, (g) acquisition retention expenses, (h) cash severance and equity-compensation expense from the acceleration of vesting of restricted stock awards due to the realignment of our senior management, and (i) merger and acquisition costs:

Reconciliation of Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009
Revenues (excluding client reimbursables)	$84,427	$93,240	$262,333	$272,558

Net income attributable to Duff & Phelps Corporation	$4,109	$3,452	$10,889	$6,951
Net income attributable to noncontrolling interest	3,088	4,136	8,494	12,417
Provision for income taxes	2,010	2,999	8,166	7,532
Other expense/(income), net	(6)	124	317	2,919
Depreciation and amortization	2,567	2,594	7,410	7,712
Charge from impairment of certain intangible assets	-	-	674	-
Equity-based compensation associated with Legacy Units and IPO Options	391	3,229	2,968	10,963
Charge from realignment of senior management (not included in equity-based compensation from Legacy Units and IPO Options above)	-	-	3,040	-
Merger and acquisition costs	76	-	397	-

Adjusted EBITDA	$12,235	$16,534	$42,355	$48,494

Adjusted EBITDA as a percentage of revenues	14.5%	17.7%	16.1%	17.8%

Adjusted Pro Forma Net Income, as defined by Duff & Phelps and reconciled below, consists of net income or loss attributable to Duff & Phelps Corporation before (a) net income or loss attributable to the noncontrolling interest, (b) a non-recurring charge from the repayment and subsequent termination of our former credit agreement, (c) equity-based compensation associated with Legacy Units and IPO Options included in both compensation and benefits and in selling, general and administrative expenses, (d) acquisition retention expenses, (e) cash severance and equity-compensation expense from the acceleration of vesting of restricted stock awards due to the realignment of our senior management, (f) merger and acquisition costs, and less (g) pro forma corporate income tax applied at an assumed rate as specified in the applicable footnote (such assumed pro forma corporate income tax rate may fluctuate between periods and may include true-ups relating to prior periods, based on management estimates and judgments).  Adjusted Pro Forma Net Income per share, as defined by Duff & Phelps, consists of Adjusted Pro Forma Net Income divided by the weighted average number of the Company's Class A and Class B shares for the applicable period, giving effect to the dilutive impact, if any, of stock options and restricted stock awards.

FOR IMMEDIATE RELEASE

Reconciliation of Adjusted Pro Forma Net Income

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009
Net income attributable to Duff & Phelps Corporation	$4,109	$3,452	$10,889	$6,951
Net income attributable to noncontrolling interest(a)	3,088	4,136	8,494	12,417
Loss on early extinguishment of debt(b)	-	-	-	1,737
Equity-based compensation associated with Legacy Units and IPO Options(c)	391	3,229	2,968	10,963
Charge from realignment of senior management (not included in equity-based compensation from Legacy Units and IPO Options above)(d)	-	-	3,040	-
Merger and acquisition costs	76	-	397	-
Adjustment to provision for income taxes(e)	(1,967)	(2,458)	(5,606)	(8,625)

Adjusted Pro Forma Net Income, as defined	$5,697	$8,359	$20,182	$23,443

Pro forma fully exchanged, fully diluted shares outstanding(f)	37,857	38,694	38,673	36,781

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding	$0.15	$0.22	$0.52	$0.64

(a)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.
(c)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(d)	Represents elimination of a charge from the departure of our former president and one of our segment leaders which is not included in equity-based compensation from Legacy Units and IPO Options.
(e)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% and 40.8% for the full year, as applied to the three and nine months ended September 30, 2010 and 2009, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the three months ended September 30, 2010 and 2009, the pro forma tax rates of 41.1% and 39.5% reflect a true-up adjustment relating to the six months ended June 30, 2010 and 2009, respectively.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(f)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the three and nine months ended September 30, 2010 and 2009, respectively.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

Both Adjusted EBITDA and Adjusted Pro Forma Net Income are non-GAAP financial measures which are not prepared in accordance with, and should not be considered alternatives to, measurements required by GAAP, such as operating income, net income or loss, net income or loss per share, cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  In addition, it should be noted that companies calculate Adjusted EBITDA and Adjusted Pro Forma Net Income differently and, therefore, Adjusted EBITDA and Adjusted Pro Forma Net Income as presented for us may not be comparable to Adjusted EBITDA and Adjusted Pro Forma Net Income reported by other companies.

FOR IMMEDIATE RELEASE

Disclosure Regarding Forward-Looking Statements
Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company’s current views with respect to, among other things, future events and financial performance.  The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations.  The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2009 and any subsequent filings of our Quarterly Reports on Form 10-Q.  The forward-looking statements included in this press release are made only as of the date this press release was issued.  The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations
Marty Dauer
+1 212 871 7700
investor.relations@duffandphelps.com

Media Relations
Alex Wolfe
+1 212 871 9087
alex.wolfe@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Revenues	$84,427	$93,240	$262,333	$272,558
Reimbursable expenses	2,403	3,394	7,163	8,057
Total revenues	86,830	96,634	269,496	280,615

Direct client service costs
Compensation and benefits (includes $3,430 and $4,294 of equity-based compensation for the three months ended September 30, 2010 and 2009, respectively, and $11,362 and $13,631 for the nine months ended September 30, 2010 and 2009, respectively)	47,829	52,287	146,842	155,115
Other direct client service costs	1,342	2,954	5,211	5,801
Reimbursable expenses	2,330	3,468	7,223	8,120
	51,501	58,709	159,276	169,036

Operating expenses
Selling, general and administrative (includes $1,004 and $2,018 of equity-based compensation for the three months ended September 30, 2010 and 2009, respectively, and $4,462 and $5,574 for the nine months ended September 30, 2010 and 2009, respectively)	23,485	24,620	73,873	74,048
Depreciation and amortization	2,567	2,594	7,410	7,712
Charge from impairment of certain intangible assets	-	-	674	-
Merger and acquisition costs	76	-	397	-
	26,128	27,214	82,354	81,760

Operating income	9,201	10,711	27,866	29,819

Other expense/(income), net
Interest income	(29)	(17)	(106)	(34)
Interest expense	66	91	234	1,079
Loss on early extinguishment of debt	-	-	-	1,737
Other expense	(43)	50	189	137
	(6)	124	317	2,919

Income before income taxes	9,207	10,587	27,549	26,900

Provision for income taxes	2,010	2,999	8,166	7,532

Net income	7,197	7,588	19,383	19,368

Less: Net income attributable to noncontrolling interest	3,088	4,136	8,494	12,417

Net income attributable to Duff & Phelps Corporation	$4,109	$3,452	$10,889	$6,951

Weighted average shares of Class A common stock outstanding
Basic	24,873	21,625	24,972	17,517
Diluted	24,954	22,448	25,741	18,197

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.15	$0.15	$0.41	$0.37
Diluted	$0.15	$0.14	$0.40	$0.35

Cash dividends declared per common share	$0.06	$0.05	$0.17	$0.10

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
YEAR-OVER-YEAR SUMMARY OF REVENUE BY SEGMENT
(In thousands)
(Unaudited)

										Variance		Variance
	2009					2010				Q3 2010 vs Q3 2009		YTD 2010 vs YTD 2009
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory	$40,370	$33,772	$29,692	$34,676	$138,510	$35,020	$32,829	$31,173	$99,022	$1,481	5.0%	$(4,812)	(4.6)%
Tax Services	10,878	11,972	15,045	10,007	47,902	9,447	12,089	11,157	32,693	(3,888)	(25.8)%	(5,202)	(13.7)%
Dispute & Legal Management Consulting	9,643	12,162	12,897	12,518	47,220	9,415	9,316	10,571	29,302	(2,326)	(18.0)%	(5,400)	(15.6)%
	60,891	57,906	57,634	57,201	233,632	53,882	54,234	52,901	161,017	(4,733)	(8.2)%	(15,414)	(8.7)%

Corporate Finance Consulting
Portfolio Valuation	6,295	4,338	5,858	5,662	22,153	5,482	4,642	4,455	14,579	(1,403)	(24.0)%	(1,912)	(11.6)%
Financial Engineering	4,148	5,159	5,201	4,663	19,171	4,126	3,355	2,481	9,962	(2,720)	(52.3)%	(4,546)	(31.3)%
Strategic Value Advisory	2,620	3,588	4,034	3,208	13,450	3,158	2,883	2,840	8,881	(1,194)	(29.6)%	(1,361)	(13.3)%
Due Diligence	1,553	1,893	2,352	2,384	8,182	2,170	2,439	3,072	7,681	720	30.6%	1,883	32.5%
	14,616	14,978	17,445	15,917	62,956	14,936	13,319	12,848	41,103	(4,597)	(26.4)%	(5,936)	(12.6)%

Investment Banking
Global Restructuring Advisory	5,578	8,614	11,038	12,164	37,394	9,841	12,004	7,363	29,208	(3,675)	(33.3)%	3,978	15.8%
Transaction Opinions	6,101	6,180	2,714	6,081	21,076	6,823	6,041	6,711	19,575	3,997	147.3%	4,580	30.5%
M&A Advisory	2,079	2,375	4,409	6,982	15,845	3,682	3,144	4,604	11,430	195	4.4%	2,567	29.0%
	13,758	17,169	18,161	25,227	74,315	20,346	21,189	18,678	60,213	517	2.8%	11,125	22.7%

Total Revenues	$89,265	$90,053	$93,240	$98,345	$370,903	$89,164	$88,742	$84,427	$262,333	$(8,813)	(9.5)%	$(10,225)	(3.8)%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009
Financial Advisory
Revenues (excluding reimbursables)	$52,901	$57,634	$161,017	$176,431
Segment operating income	$4,797	$8,855	$21,730	$29,543
Segment operating income margin	9.1%	15.4%	13.5%	16.7%

Corporate Finance Consulting
Revenues (excluding reimbursables)	$12,848	$17,445	$41,103	$47,039
Segment operating income	$3,149	$5,389	$6,913	$11,819
Segment operating income margin	24.5%	30.9%	16.8%	25.1%

Investment Banking
Revenues (excluding reimbursables)	$18,678	$18,161	$60,213	$49,088
Segment operating income	$4,216	$2,364	$13,772	$7,195
Segment operating income margin	22.6%	13.0%	22.9%	14.7%

Total
Revenues (excluding reimbursables)	$84,427	$93,240	$262,333	$272,558

Segment operating income	$12,162	$16,608	$42,415	$48,557
Net client reimbursable expenses	73	(74)	(60)	(63)
Equity-based compensation from Legacy Units and IPO Options	(391)	(3,229)	(2,968)	(10,963)
Depreciation and amortization	(2,567)	(2,594)	(7,410)	(7,712)
Charge from impairment of certain intangible assets	-	-	(674)	-
Charge from realignment of senior management	-	-	(3,040)	-
Merger and acquisition costs	(76)	-	(397)	-
Operating income	$9,201	$10,711	$27,866	$29,819

Average Client Service Professionals
Financial Advisory	546	642	574	668
Corporate Finance Consulting	107	133	115	133
Investment Banking	124	130	128	134
Total	777	905	817	935

End of Period Client Service Professionals
Financial Advisory	555	641	555	641
Corporate Finance Consulting	106	131	106	131
Investment Banking	128	130	128	130
Total	789	902	789	902

Revenue per Client Service Professional
Financial Advisory	$97	$90	$281	$264
Corporate Finance Consulting	$120	$131	$357	$354
Investment Banking	$151	$140	$470	$366
Total	$109	$103	$321	$292

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT – CONTINUED
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009
Utilization(1)
Financial Advisory	66.3%	62.4%	65.1%	64.0%
Corporate Finance Consulting	62.0%	70.0%	58.9%	62.0%

Rate-Per-Hour(2)
Financial Advisory	$346	$336	$343	$322
Corporate Finance Consulting	$428	$402	$444	$407

Revenues (excluding reimbursables)
Financial Advisory	$52,901	$57,634	$161,017	$176,431
Corporate Finance Consulting	12,848	17,445	41,103	47,039
Investment Banking	18,678	18,161	60,213	49,088
Total	$84,427	$93,240	$262,333	$272,558

Average Number of Managing Directors
Financial Advisory	92	95	92	98
Corporate Finance Consulting	29	31	30	30
Investment Banking	40	40	41	38
Total	161	166	163	166

End of Period Managing Directors
Financial Advisory	90	93	90	93
Corporate Finance Consulting	28	29	28	29
Investment Banking	40	40	40	40
Total	158	162	158	162

Revenue per Managing Director
Financial Advisory	$575	$607	$1,750	$1,800
Corporate Finance Consulting	$443	$563	$1,370	$1,568
Investment Banking	$467	$454	$1,469	$1,292
Total	$524	$562	$1,609	$1,642

(1)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days.  Financial Advisory utilization excludes client service professionals associated with Rash & Associates, L.P. (“Rash”), a wholly-owned subsidiary, due to the nature of the work performed, and client service professionals from our acquisition of Cole Valuation Partners Limited prior to their transition to the Company’s financial system.

(2)
Average billing rate-per-hour is calculated by dividing applicable revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period.  Financial Advisory revenues used to calculate rate-per-hour exclude revenues associated with Rash.  The average billing rate also excludes certain hours from our acquisition of Cole Valuation Partners Limited prior to their transition to the Company’s financial system.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SUMMARY OF CLIENT SERVICE PROFESSIONALS BY SEGMENT
(Unaudited)

	2009					2010
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	YTD
Average Client Service Professionals
Financial Advisory	700	658	642	627	657	607	566	546	574
Corporate Finance Consulting	131	134	133	130	132	124	113	107	115
Investment Banking	136	135	130	131	133	131	127	124	128
	967	927	905	888	922	862	806	777	817

End of Period Client Service Professionals
Financial Advisory	681	640	641	618		585	548	555
Corporate Finance Consulting	130	136	131	129		117	109	106
Investment Banking	137	131	130	131		128	125	128
	948	907	902	878		830	782	789

	2009					2010
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	YTD
Average Managing Directors
Financial Advisory	101	99	95	93	97	91	91	92	92
Corporate Finance Consulting	30	30	31	29	30	32	30	29	30
Investment Banking	36	39	40	40	39	40	41	40	41
	167	168	166	162	166	163	162	161	163

End of Period Managing Directors
Financial Advisory	101	96	93	93		88	94	90
Corporate Finance Consulting	30	31	29	30		31	29	28
Investment Banking	38	38	40	40		39	40	40
	169	165	162	163		158	163	158

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	September 30,	December 31,
	2010	2009
ASSETS
Current assets
Cash and cash equivalents	$98,798	$107,311
Accounts receivable (net of allowance for doubtful accounts of $1,332 at September 30, 2010 and $1,690 at December 31, 2009)	52,043	55,079
Unbilled services	27,518	22,456
Prepaid expenses and other current assets	6,357	6,100
Net deferred income taxes, current	1,687	4,601
Total current assets	186,403	195,547

Property and equipment (net of accumulated depreciation of $24,836 at September 30, 2010 and $20,621 at December 31, 2009)	28,484	27,413
Goodwill	132,894	122,876
Intangible assets (net of accumulated amortization of $19,670 at September 30, 2010 and $16,881 at December 31, 2009)	29,936	27,907
Other assets	2,880	3,218
Investments related to deferred compensation plan	21,780	17,807
Net deferred income taxes, non-current	108,780	112,265
Total non-current assets	324,754	311,486

Total assets	$511,157	$507,033

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$2,996	$2,459
Accrued expenses	8,226	11,609
Accrued compensation and benefits	21,611	35,730
Liability related to deferred compensation plan, current portion	1,537	-
Deferred revenues	3,692	3,633
Other current liabilities	127	993
Due to noncontrolling unitholders, current portion	4,303	4,303
Total current liabilities	42,492	58,727

Liability related to deferred compensation plan, less current portion	20,386	18,051
Other long-term liabilities	15,387	15,400
Due to noncontrolling unitholders, less current portion	102,499	101,098
Total non-current liabilities	138,272	134,549

Total liabilities	180,764	193,276

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	-	-
Class A common stock, par value $0.01 per share (100,000 shares authorized; 28,120 and 27,290 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively)	281	273
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 12,898 and 12,974 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively)	1	1
Additional paid-in capital	212,834	207,210
Accumulated other comprehensive income	564	693
Retained earnings	12,820	6,709
Total stockholders' equity of Duff & Phelps Corporation	226,500	214,886
Noncontrolling interest	103,893	98,871
Total stockholders' equity	330,393	313,757
Total liabilities and stockholders' equity	$511,157	$507,033

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30,	September 30,
	2010	2009
Cash flows from operating activities:
Net income	$19,383	$19,368

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,410	7,712
Equity-based compensation	15,824	19,205
Bad debt expense	1,141	1,698
Net deferred income taxes	4,741	4,637
Charge from impairment of certain intangible assets	674	-
Loss on early extinguishment of debt	-	1,674
Other	(570)	(582)
Changes in assets and liabilities providing/(using) cash:
Accounts receivable	4,765	(8,065)
Unbilled services	(4,544)	(9,012)
Prepaid expenses and other current assets	(31)	973
Other assets	(597)	(2,396)
Accounts payable and accrued expenses	(3,506)	4,668
Accrued compensation and benefits	(14,507)	(10,019)
Deferred revenues	(113)	1,219
Other liabilities	395	(1,399)
Net cash provided by operating activities	30,465	29,681

Cash flows from investing activities:
Purchase of property and equipment	(4,998)	(4,744)
Business acquisitions, net of cash acquired	(11,807)	(61)
Purchase of investments for deferred compensation plan	(3,175)	(6,409)
Net cash used in investing activities	(19,980)	(11,214)

Cash flows from financing activities:
Repurchases of Class A common stock	(8,608)	(821)
Distributions and other payments to noncontrolling unitholders	(5,480)	(15,510)
Dividends	(4,828)	(2,394)
Net proceeds from sale of Class A common stock	(3)	111,808
Proceeds from exercises of IPO Options	82	456
Redemption of noncontrolling unitholders	-	(67,112)
Repayments of debt	-	(42,763)
Increase in restricted cash	-	(689)
Fees associated with early extinguishment of debt	-	(63)
Net cash used in financing activities	(18,837)	(17,088)

Effect of exchange rate on cash and cash equivalents	(161)	1,436

Net increase/(decrease) in cash and cash equivalents	(8,513)	2,815
Cash and cash equivalents at beginning of period	107,311	81,381
Cash and cash equivalents at end of period	$98,798	$84,196

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended September 30, 2010
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$84,427	$-		$84,427
Reimbursable expenses	2,403	-		2,403
Total revenues	86,830	-		86,830

Direct client service costs
Compensation and benefits	47,829	84	(a)	47,913
Other direct client service costs	1,342	-		1,342
Reimbursable expenses	2,330	-		2,330
	51,501	84		51,585

Operating expenses
Selling, general and administrative	23,485	(475	)(a)	23,010
Depreciation and amortization	2,567	-		2,567
Merger and acquisition costs	76	(76	)(b)	-
	26,128	(551)		25,577

Operating income	9,201	467		9,668

Other expense/(income), net
Interest income	(29)	-		(29)
Interest expense	66	-		66
Other expense	(43)	-		(43)
	(6)	-		(6)

Income before income taxes	9,207	467		9,674
				-
Provision for income taxes	2,010	1,967	(c)	3,977

Net income	7,197	(1,500)		5,697

Less: Net income attributable to the noncontrolling interest	3,088	(3,088	)(d)	-

Net income attributable to Duff & Phelps Corporation	$4,109	$1,588		$5,697

Pro forma fully exchanged, fully diluted shares outstanding			(e)	37,857

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.15

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents elimination of merger and acquisitions costs.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the three months ended September 30, 2010, the pro forma tax rate of approximately 41.1% reflects a true-up adjustment relating to the six months ended June 30, 2010.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the quarter ended September 30, 2010.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$93,240	$-		$93,240
Reimbursable expenses	3,394	-		3,394
Total revenues	96,634	-		96,634

Direct client service costs
Compensation and benefits	52,287	(2,124	)(a)	50,163
Other direct client service costs	2,954	-		2,954
Reimbursable expenses	3,468	-		3,468
	58,709	(2,124)		56,585

Operating expenses
Selling, general and administrative	24,620	(1,105	)(a)	23,515
Depreciation and amortization	2,594	-		2,594
	27,214	(1,105)		26,109

Operating income	10,711	3,229		13,940

Other expense/(income), net
Interest income	(17)	-		(17)
Interest expense	91	-		91
Other expense	50	-		50
	124	-		124

Income before income taxes	10,587	3,229		13,816
				-
Provision for income taxes	2,999	2,458	(b)	5,457

Net income	7,588	771		8,359

Less: Net income attributable to the noncontrolling interest	4,136	(4,136	)(c)	-

Net income attributable to Duff & Phelps Corporation	$3,452	$4,907		$8,359

Pro forma fully exchanged, fully diluted shares outstanding			(d)	38,694

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.22

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.8% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the quarter ended September 30, 2009, the pro forma tax rate of 39.5% reflects a true-up adjustment relating to the six months ended June 30, 2009.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(c)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the three months ended September 30, 2009.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Nine Months Ended September 30, 2010
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$262,333	$-		$262,333
Reimbursable expenses	7,163	-		7,163
Total revenues	269,496	-		269,496

Direct client service costs
Compensation and benefits	146,842	(1,690	)(a)	145,152
Other direct client service costs	5,211	-		5,211
Reimbursable expenses	7,223	-		7,223
	159,276	(1,690)		157,586

Operating expenses
Selling, general and administrative	73,873	(4,318	)(a)	69,555
Depreciation and amortization	7,410	-		7,410
Charge from impairment of certain intangible assets	674	-		674
Merger and acquisition costs	397	(397	)(b)	-
	82,354	(4,715)		77,639

Operating income	27,866	6,405		34,271

Other expense/(income), net
Interest income	(106)	-		(106)
Interest expense	234	-		234
Other expense	189	-		189
	317	-		317

Income before income taxes	27,549	6,405		33,954
				-
Provision for income taxes	8,166	5,606	(c)	13,772

Net income	19,383	799		20,182

Less: Net income attributable to the noncontrolling interest	8,494	(8,494	)(d)	-

Net income attributable to Duff & Phelps Corporation	$10,889	$9,293		$20,182

Pro forma fully exchanged, fully diluted shares outstanding			(e)	38,673

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.52

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options and a charge from the departure of our former president and one of our segment leaders.
(b)	Represents elimination of merger and acquisitions costs.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  The pro forma tax rate has changed from prior levels as a result of true-up adjustments.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the nine months ended September 30, 2010.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Nine Months Ended September 30, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$272,558	$-		$272,558
Reimbursable expenses	8,057	-		8,057
Total revenues	280,615	-		280,615

Direct client service costs
Compensation and benefits	155,115	(8,004	)(a)	147,111
Other direct client service costs	5,801	-		5,801
Reimbursable expenses	8,120	-		8,120
	169,036	(8,004)		161,032

Operating expenses
Selling, general and administrative	74,048	(2,959	)(a)	71,089
Depreciation and amortization	7,712	-		7,712
	81,760	(2,959)		78,801

Operating income	29,819	10,963		40,782

Other expense/(income), net
Interest income	(34)	-		(34)
Interest expense	1,079	-		1,079
Loss on early extinguishment of debt	1,737	(1,737	)(b)	-
Other expense	137	-		137
	2,919	(1,737)		1,182

Income before income taxes	26,900	12,700		39,600
				-
Provision for income taxes	7,532	8,625	(c)	16,157

Net income	19,368	4,075		23,443

Less: Net income attributable to the noncontrolling interest	12,417	(12,417	)(d)	-

Net income attributable to Duff & Phelps Corporation	$6,951	$16,492		$23,443

Pro forma fully exchanged, fully diluted shares outstanding			(e)	36,781

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.64

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.8% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the nine months ended September 30, 2009.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

###